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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported): February 2, 1999




                       SKYLYNX COMMUNICATIONS, INC.
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          (Exact name of registrant as specified in its charter)


COLORADO                         0-24687                      84-1360029
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(State or other          (Commission file number)         (Employer Identi-
incorporation)                                                fication No.)


        103 Sarasota Quay, Sarasota, Florida           34236
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         (Address of principal executive offices)    (Zip Code)



    Registrant's telephone number, including area code:  (941) 366-4747
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       (Former name or former address, if changed since last report)
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ITEM 2:   ACQUISITION OF ASSETS
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     On February 2, 1999, SkyLynx Communications, Inc., a Colorado
corporation, ("SkyLynx" or the "Company") closed upon and consummated a definitive Asset Purchase Agreement dated as of February 2, 1999, (the "Agreement") between the Company and Interaccess Corporation, a Florida corporation, ("Interaccess") pursuant to which the Company purchased substantially all of the tangible and intangible properties and assets ("Assets") used by Interaccess in the business of internet service provision (the "Business").

     Under the terms of the Agreement, the Company acquired the Assets of the Business, including inventories, accounts receivable, furniture, fixtures, office machinery and equipment and other tangible property, all mailing, client and customer lists, leasehold improvements and fixtures, prepaid expenses, contracts and licenses, development assets and intangible assets.

     The purchase price paid by the Company to Interaccess for the Assets of the Business and for a covenant not to compete was a total of $390,770, payable $195,385 in cash at closing, with the balance of $195,385 by the issuance by the Company to the shareholders of Interaccess, pro rata, an aggregate of 35,234 shares of the Company's Common Stock, $.001 par value, having an agreed upon aggregate fair market value of $195,385. Of the shares of the Company's Common Stock issued in the transaction, twenty percent (20%) of such shares was retained by the Company and will be held for a period of one (1) year as security for the obligations of the sellers under the various indemnification provisions of the Agreement.

     The Company will continue to operate the Business from its facility in Tampa, Florida.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Financial Statements
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          Pursuant to Item 7(a)(4), the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 7(a) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

     (b)  Pro Forma Financial Information
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          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 7(b) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

     (c)  Exhibits
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          Item Title
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          1.1  Asset Purchase Agreement dated as of February 2, 1999

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SKYLYNX COMMUNICATIONS , INC.


Dated:  February 15, 1999          By:  /s/ Jeffery A. Mathias
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                                        Jeffery A. Mathias,, President